(RULE 14A-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /  /

CHECK THE APPROPRIATE BOX:
/  / Preliminary Proxy Statement
/X / Definitive Proxy Statement
/  / Definitive Additional Materials
/  / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
/  / Confidential, for use of the Commission only (Rule 14a-6(e)(2))

                        American Balanced Fund, Inc.
               (Name of Registrant as Specified In Its Charter)
                             Patrick F. Quan
                  (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ No fee required.
/  / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

 1)  Title of each class of securities to which transaction applies:
 2)  Aggregate number of securities to which transaction applies:
 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filling fee is calculated and state how it was determined):
 4)  Proposed maximum aggregate value of transaction:
 5)  Total fee paid:

/  / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.

 1)  Amount Previously paid:
 2)  Form, Schedule or Registration Statement No.:
 3)  Filing Party:
 4)  Date Filed:

                          AMERICAN BALANCED FUND, INC.

           One Market, Steuart Tower, San Francisco, California 94105

                            ------------------------

Fellow Shareholders:

    We are writing to inform you of the upcoming meeting of the shareholders of American Balanced Fund, Inc. (the "Fund") to be held at the offices of the Fund, One Market, Steuart Tower (Suite 1800), San Francisco, California, on Wednesday, December 1, 1999 at 1:00 p.m., local time (the "Meeting"). At this meeting, you are being asked to vote on important proposals affecting the Fund. THE BOARD OF DIRECTORS OF THE FUND BELIEVES THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS, AND RECOMMENDS THAT YOU APPROVE ALL PROPOSALS PRESENTED FOR YOUR CONSIDERATION.

    At the Meeting, you will be asked to vote on:

    1.  The election of a Board of 10 Directors (Proposal 1).

    2. A proposal to amend the Fund's Articles of Incorporation reducing the par value per share of the Fund's capital stock from $1.00 to $0.001 in order to reduce certain costs (Proposal 2).

    3. A proposal to eliminate or revise certain of the Fund's investment restrictions (Proposal 3).

    4. The ratification of the selection, by the Board of Directors, of Deloitte & Touche LLP as independent accountant for the Fund for the fiscal year 1999 (Proposal 4).

    5. Any other business that may come before the Meeting (we are not currently aware of any other items to be considered).

    Some key points about Proposals 2 and 3 are described below. The proposals are described in more detail in the full text of the Proxy Statement which you should read before you vote.

ABOUT PROPOSAL 2:

    In Proposal 2, we are asking you to approve an amendment to the Fund's Articles of Incorporation reducing the par value per share of the Fund's capital stock. When the Fund increases its authorized capital stock, it must pay a fee to Maryland, its state of incorporation, based on the aggregate par value of the new shares. Therefore, a reduced par value per share will reduce the amount the Fund pays in fees for the registration of its shares. THE LOWER PAR VALUE WILL HAVE NO EFFECT ON THE VALUE OF YOUR SHARES.

[11-AMBAL]

ABOUT PROPOSAL 3:

    Because the Fund was formed many years ago, it is subject to a number of investment restrictions that do not reflect current conditions, practices or legal requirements. In some cases restrictions, although described as "fundamental" because they require shareholder approval to modify, were originally adopted in response to state regulation that no longer applies to the Fund. In another case, we believe the language of the restriction should be modified to reflect current standards. We are also requesting that one restriction be modified and reclassified as non-fundamental, requiring only Board approval to change. You may vote for any or all of the changes that are the subject of Proposal 3 by so indicating on your Proxy card. THIS PROPOSAL WILL NOT AFFECT THE FUND'S INVESTMENT OBJECTIVE, WHICH REMAINS UNCHANGED. MOREOVER, THE BOARD DOES NOT ANTICIPATE THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL INCREASE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH AN INVESTMENT IN THE FUND.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE THESE PROPOSALS.

                                  *    *    *

    We are sure that you, like most people, lead a busy life and are tempted to put this Proxy aside for another day. Please don't delay. When shareholders do not return their Proxies, the Fund incurs additional expenses to pay for follow-up mailings and telephone calls.

    PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN THE ENCLOSED PROXY CARD TODAY. YOU MAY ALSO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET BY FOLLOWING INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT. Please be sure to vote each Proxy card regardless of how many you receive.

    If you have any questions regarding the issues to be voted on or need assistance in completing your Proxy card, please contact us at (800) 421-0180. Thank you for investing with us and for your continuing support.

                                 Sincerely,

                                 /s/ Walter P. Stern
                                 Walter P. Stern
                                 CHAIRMAN OF THE BOARD

                          AMERICAN BALANCED FUND, INC.
                             ---------------------

                       NOTICE OF MEETING OF SHAREHOLDERS
                                DECEMBER 1, 1999
                            ------------------------

TO THE SHAREHOLDERS OF
AMERICAN BALANCED FUND, INC.:

    A Meeting of Shareholders of American Balanced Fund, Inc. (the "Fund") will be held at the offices of the Corporation, One Market, Steuart Tower (Suite
1800), San Francisco, California, on Wednesday, December 1, 1999 at 1:00 p.m., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

    (1) election of a Board of 10 Directors;

    (2) approval of amendment to the Fund's Articles of Incorporation reducing the par value per share of the Fund's capital stock from $1.00 to $0.001;

    (3) approval of the elimination or revision of certain of the Fund's fundamental investment policies;

    (4) ratification of the selection of Deloitte & Touche LLP as independent accountant for the Fund for the fiscal year 1999;

    (5) such other matters as may properly come before the meeting.

    You are entitled to vote at the meeting if you held shares of the Fund at the close of business on September 14, 1999.

    THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE FUND OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS.

THE PROXY IS REVOCABLE, AND YOUR SIGNING WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                      By Order of the Board of Directors,

                                           PATRICK F. QUAN
                                              SECRETARY

October 6, 1999

                                             IMPORTANT
          YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP
          LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. PLEASE
          MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY
          BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF
          MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THE INTERNET BY
          FOLLOWING INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT.

                          AMERICAN BALANCED FUND, INC.

              One Market, Steuart Tower, San Francisco, California

                           --------------------------

                                PROXY STATEMENT
                            MEETING OF SHAREHOLDERS
                                DECEMBER 1, 1999
                             ---------------------

    The enclosed Proxy is solicited by the Board of Directors of the Fund in connection with the Meeting of Shareholders to be held on Wednesday, December 1, 1999. Every Proxy returned in time to be voted at the meeting will be voted and, if you specify how to vote on any proposal, the Proxy will be voted accordingly. Unless you specify otherwise, the Proxy will be voted in favor of the proposal. You can revoke a Proxy prior to its exercise, either by filing with the Fund a written notice of revocation, by delivering a duly executed Proxy bearing a later date, or by attending the meeting and voting in person. This Proxy was first mailed to shareholders on or about October 6, 1999.

    At the close of business on September 14, 1999, the record date fixed by the Board of Directors for the determination of shareholders entitled to notice of and to vote at the meeting, there were outstanding 390,248,831 shares of capital stock, $1.00 par value per share, the only authorized class of voting securities of the Fund (the "Shares"). Each Share is entitled to one vote. There is no provision for cumulative voting. No person owned of record or was known by the Fund to own beneficially 5% or more of the outstanding Shares of the Fund.

    With respect to the election of directors (Item 1), the 10 nominees receiving the highest number of votes will be elected. The vote required to approve Item 2 is the affirmative vote of more than 50% of all outstanding voting Shares on the record date. The vote required to approve Item 3 is the affirmative vote of the lesser of (a) 67% or more of all Shares present in person or by proxy, provided the holders of more than 50% of all outstanding voting Shares are present or represented by proxy, or (b) more than 50% of all outstanding voting Shares on the record date. The vote required to approve Item 4 is the affirmative vote of a majority of Shares present in person or represented by proxy.

    If sufficient votes are not received by the meeting date, a person named as proxy may propose one or more adjournments of the meeting for up to 120 days in the aggregate to permit further solicitation of Proxies. The persons named as proxies may vote all Proxies in favor of such adjournment. Signed but unmarked Proxies will be voted for the directors nominated below and in favor of all proposals. Shareholders who return Proxies marked as abstaining from voting on one or more proposals are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, but are not counted as part of the vote necessary to approve the proposal(s). If brokers holding Shares for their customers in Street Name have not received instructions and are not authorized to vote without instruction, those Shares also will be treated as abstentions.

1.  ELECTION OF DIRECTORS

    Ten directors are to be elected at the meeting, each to hold office until the next meeting of shareholders and until a successor is elected and qualified. Because we do not expect meetings of shareholders to be held each year, the directors' terms will be indefinite in length. All of the nominees for director except Robert G. O'Donnell, James K. Peterson and Walter P. Stern were elected by shareholders at the last shareholders meeting on June 22, 1993. Mr. Stern and Mr. O'Donnell were elected by the directors effective August 11, 1994 and December 12, 1997, respectively. The Board of Directors nominated Mr. Peterson on August 12, 1999 for election by the shareholders at this meeting.

    Each of the nominees has agreed to serve as director if elected. If, due to presently unforeseen circumstances, any nominee is not available for election, the persons named as proxies will vote the signed but unmarked Proxies and those marked for the nominated directors for such other nominee as the present directors may recommend. The table below sets forth certain information regarding the nominees.

                                                                                 MEMBERSHIPS ON                     SHARES
                            CURRENT PRINCIPAL              YEAR                 BOARDS OF OTHER                  BENEFICIALLY
  NAME OF NOMINEE            OCCUPATION AND               FIRST              REGISTERED INVESTMENT            OWNED, DIRECTLY OR
  (POSITION WITH          PRINCIPAL EMPLOYMENT          ELECTED A            COMPANIES AND PUBLICLY             INDIRECTLY, AT
   FUND) AND AGE         DURING PAST FIVE YEARS          DIRECTOR                HELD COMPANIES               SEPTEMBER 14, 1999
------------------------------------------------------  ----------  ----------------------------------------  ------------------

Robert A. Fox      President and Chief Executive        1976-1978,  The American Funds Group:                        7,456
 (Director)         Officer, Foster Farms, Inc.            1982     (Director/Trustee - 6 other funds)
 62                                                                 Crompton & Knowles Corporation

Roberta L. Hazard  Consultant; Rear Admiral, United        1993     The American Funds Group:                          130
 (Director)         States Navy (Retired)                           (Director - 3 other funds)
 64

Leonade D. Jones   Management consultant; former           1993     The American Funds Group:                          938
 (Director)         Treasurer, The Washington Post                  (Director/Trustee - 5 other funds)
 51                 Company

John G. McDonald   The IBJ Professor of Finance,        1975-1978,  The American Funds Group:                        2,033
 (Director)         Graduate School of Business,           1988     (Director/Trustee - 7 other funds)
 62                 Stanford University                             Emerging Markets Growth Fund
                                                                    Plum Creek Timber Co.
                                                                    Scholastic Corporation
                                                                    TriNet Corp.
                                                                    Varian, Inc.

Robert G.          Senior Vice President and Director,     1997     The American Funds Group:                       27,866+
 O'Donnell*         Capital Research and Management                 (Director - 1 other fund)
 (President and     Company
 Director)
 55

James K. Peterson  Managing Director, Oak Glen           Nominee    The American Funds Group:                        3,086
 58                 Consultancy, LLC                                (Nominee for Director - 1 other fund) RS
                                                                    Funds

James W. Ratzlaff* Senior Partner, The Capital Group       1982     The American Funds Group:                        7,008+
 (Director)         Partners, L.P.; former Vice                     (Director - 6 other funds)
 63                 Chairman of the Board, Capital
                    Research and Management Company

                                                                                 MEMBERSHIPS ON                     SHARES
                            CURRENT PRINCIPAL              YEAR                 BOARDS OF OTHER                  BENEFICIALLY
  NAME OF NOMINEE            OCCUPATION AND               FIRST              REGISTERED INVESTMENT            OWNED, DIRECTLY OR
  (POSITION WITH          PRINCIPAL EMPLOYMENT          ELECTED A            COMPANIES AND PUBLICLY             INDIRECTLY, AT
   FUND) AND AGE         DURING PAST FIVE YEARS          DIRECTOR                HELD COMPANIES               SEPTEMBER 14, 1999
------------------------------------------------------  ----------  ----------------------------------------  ------------------

Henry E. Riggs     President, Keck Graduate Institute      1989     The American Funds Group:                       36,505
 (Director)         of Applied Life Sciences at                     (Director - 3 other funds)
 64                 Claremont; former President and
                    Professor of Engineering, Harvey
                    Mudd College

Walter P. Stern*   Vice Chairman, Capital Group            1994     The American Funds Group:                        2,864+
 (Chairman of the   International, Inc.; Chairman,                  (Director - 2 other funds)
 Board)             Capital International, Inc.;
 71                 Director, Temple-Inland Inc.
                    (forest products).

Patricia K. Woolf  Private investor; lecturer,             1988     The American Funds Group:                          670
  (Director)        Department of Molecular Biology,                (Director/Trustee - 5 other funds)
 65                 Princeton University; Corporate                 Crompton & Knowles Corporation General
                    Director                                        Public Utilities Corporation
                                                                    National Life Holding Co.

------------------------------

* Is considered an interested person of the Fund within the meaning of the Investment Company Act of 1940 (the "1940 Act"), on the basis of his affiliation with Capital Research and Management Company (the "Investment Adviser"). The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

+   Includes Shares beneficially held under a master retirement plan.

    Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"), (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization, and
    (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

    The Board has an Audit Committee composed of Robert A. Fox, Roberta L. Hazard, Leonade D. Jones and John G. McDonald. The Committee's functions include such matters as recommending the independent accountant to the Board of Directors, reviewing the audit plan and results of the audits and considering other matters deemed appropriate for consideration by the Board of Directors and/or the Committee.

    The Board has a Nominating Committee composed of Robert A. Fox, Leonade D. Jones, John G. McDonald and Patricia K. Woolf. The Committee's functions include selecting and recommending to the Board of Directors nominees for election as directors of the Fund. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the Nominating Committee of the Fund, c/o the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the Committee. See also "Shareholder Proposals."

    The Fund has a Contracts Committee composed of all directors who are not considered to be "interested persons" of the Fund within the meaning of the 1940 Act. The Contracts Committee's functions are to request, review and consider the information deemed necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under rule 12b-1 that the Fund proposes to enter into, renew or continue and to make its recommendations to the full Board of Directors on these matters.

    The Fund has a Proxy Committee composed of Leonade D. Jones, John G. McDonald, Henry E. Riggs and Patricia K. Woolf. The Committee's functions include reviewing and voting portfolio proxies of the Fund and discussing related current issues.

    Each director is paid a fee of $10,000 per annum plus $1,000 for each Board of Directors meeting attended and $500 for each meeting attended as a member of a committee of the Board of Directors. Members of the Proxy Committee receive an annual retainer fee of $4,000 from the Fund if they serve as a member of three other proxy committees, or $5,500 if they serve as a member of one other proxy committee, meeting jointly.

    There were four Board of Directors, two Audit Committee, no Nominating Committee, two Contracts Committee, and four Proxy Committee meetings during the year ended December 31, 1998. All incumbent directors attended at least 90% of all Board meetings and meetings of the committees of which they were members.

    The Fund pays no salaries or other compensation to its directors other than directors fees, which are paid to those directors who are unaffiliated with the Investment Adviser as described below.

                             DIRECTOR COMPENSATION

                                                                       TOTAL COMPENSATION
                                                                     (INCLUDING VOLUNTARILY
                                                                     DEFERRED COMPENSATION)          TOTAL
                                       AGGREGATE COMPENSATION        FROM ALL FUNDS MANAGED        NUMBER OF
                                       (INCLUDING VOLUNTARILY       BY CAPITAL RESEARCH AND       FUND BOARDS
                                     DEFERRED COMPENSATION(1))         MANAGEMENT COMPANY          ON WHICH
                                        FROM THE FUND DURING      OR ITS AFFILIATES DURING THE     DIRECTOR
       DIRECTOR OR NOMINEE           FISCAL YEAR ENDED 12/31/98    FISCAL YEAR ENDED 12/31/98      SERVES(2)
----------------------------------  ----------------------------  ----------------------------  ---------------
Robert A. Fox.....................           $12,950(deferred)(4)             $106,817                     7
Roberta L. Hazard.................            12,950                            66,317                     4
Leonade D. Jones..................            16,533(4)                        107,967                     6
John G. McDonald..................            16,950(deferred)(4)              201,867                     9
Robert G. O'Donnell...............              none(5)                           none(5)                  2
James K. Peterson (3).............              none                              none                  none
James W. Ratzlaff.................              none(5)                           none(5)                  7
Henry E. Riggs....................            15,150(deferred)(4)               81,900                     4
Walter P. Stern...................              none(5)                           none(5)                  3
Patricia K. Woolf.................            16,150                           109,217                     6

------------------------------

(1) Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the director.

(2) Includes funds managed by Capital Research and Management Company and affiliates.

(3) James K. Peterson has been nominated as a director of the Fund and had not received any remuneration from the Fund as of its 12/31/98 fiscal year end.

(4) Since the deferred compensation plan's adoption in 1993, the total amount of deferred compensation accrued by the Fund (plus earnings thereon) as of the fiscal year ended December 31, 1998 for participating directors is as follows: Robert A. Fox ($141,230), Leonade D. Jones ($50,498), John G. McDonald ($75,799) and Henry E. Riggs ($85,286). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Fund until paid to the director.

(5) Robert G. O'Donnell, James W. Ratzlaff and Walter P. Stern are affiliated with the Fund's Investment Adviser and, therefore, receive no remuneration from the Fund.

                            OTHER EXECUTIVE OFFICERS

            NAME                                                                                 OFFICER
    (POSITION WITH FUND)                                                                      CONTINUOUSLY
          AND AGE                               PRINCIPAL OCCUPATION (1)                        SINCE (2)
----------------------------  -------------------------------------------------------------  ---------------
Abner D. Goldstine            Senior Vice President and Director,                                    1990
 (Senior Vice President)      Capital Research and Management Company
 69

Paul G. Haaga, Jr.            Executive Vice President and Director,                                 1994
 (Senior Vice President)      Capital Research and Management Company;
 50                           Director, American Funds Service Company;
                              Director, American Funds Distributors, Inc.

Hilda L. Applbaum             Vice President,                                                        1999
 (Vice President)             Capital Research Company
 38

J. Dale Harvey                Vice President,                                                        1997
 (Vice President)             Capital Research Company
 34

Eric S. Richter               Senior Vice President and Director,                                    1995
 (Vice President)             Capital Research Company
 39

Patrick F. Quan               Vice President - Fund Business Management Group,                       1986
 (Secretary)                  Capital Research and Management Company
 41

Anthony W. Hynes, Jr.         Vice President - Fund Business Management Group,                       1998
 (Treasurer)                  Capital Research and Management Company
 36

------------------------------

(1) The occupations shown reflect the principal employment of each individual during the past five years.

(2) Officers hold office until their respective successors are elected, or until they resign or are removed.

    No officer, director or employee of the Investment Adviser receives any remuneration from the Fund. All directors and officers as a group owned beneficially fewer than 1% of the Shares outstanding on September 14, 1999.

2. APPROVAL OF AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION (REDUCTION IN PAR VALUE)

    On August 12, 1999, the Fund's Board of Directors approved an amendment to the Fund's Articles of Incorporation to reduce the par value of shares of capital stock of the Fund from $1.00 to $0.001 per share, and to submit the amendment to the Fund's shareholders with the Board's recommendation that it be approved. This proposed amendment is attached to the Proxy Statement as Exhibit A.

    Under Maryland law, the par value of shares determines the amount of a corporation's stated capital. Stated capital has little meaning for an investment company like the Fund. However, when the Fund increases its authorized capital stock, it must pay a registration fee to the State of Maryland based on the aggregate par value of the new shares. This change will have no effect on the value of your shares. The Board of Directors therefore recommends that the par value of the Fund's shares of capital stock be reduced in order to save the Fund some expense in connection with any increase in authorized capital stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

3. APPROVAL OF THE ELIMINATION OR REVISION OF CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES

INTRODUCTION AND SUMMARY

    The Fund is subject to investment restrictions which establish percentage and other limits that govern its investment activities. Under the 1940 Act, investment restrictions relating to certain activities are required to be "fundamental," which means that any changes require shareholder approval. Investment companies, including the Fund, are permitted to designate additional restrictions as fundamental. They may also adopt "non-fundamental" investment restrictions, which may be changed by the Fund's Board of Directors without shareholder approval.

    Some of the Fund's existing fundamental investment restrictions reflect regulatory, business or industry conditions, practices or requirements that have changed or no longer exist. With the passage of time, the development of new practices, and changes in regulatory standards, management believes certain fundamental restrictions should be revised, eliminated or re-classified as non-fundamental.

    The Board of Directors, together with the Fund's senior officers, have analyzed the current fundamental investment restrictions, and have concluded that five restrictions should be amended. One restriction would be revised but remain fundamental, three restrictions would be eliminated and one restriction would be revised and re-classified as non-fundamental.

    The proposed investment restrictions have been drafted to maintain important investor protections while providing flexibility to respond to future legal, regulatory and market changes. By reducing the number of policies that can be changed only by shareholder vote, the Board of Directors and the Fund will have greater flexibility to modify Fund policies, as appropriate, in response to changing markets and in light of new investment opportunities and instruments. The Fund will then be able to avoid the costs and delays associated with a shareholder meeting when making changes to the non-fundamental investment policies that the Board may consider desirable.

    IMPORTANTLY, THE PROPOSED AMENDMENTS DO NOT AFFECT THE INVESTMENT OBJECTIVES OF YOUR FUND, WHICH REMAIN UNCHANGED. MOREOVER, THE BOARD DOES NOT ANTICIPATE THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL CHANGE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH AN INVESTMENT IN THE FUND.

    The text of each proposed change to the Fund's fundamental restrictions is set forth below. Shareholders may vote for any or all of the changes that are the subject of Proposal 3.

RESTRICTION PROPOSED TO BE REVISED BUT REMAIN FUNDAMENTAL

3A. BORROWING

    The 1940 Act permits mutual funds generally to borrow up to 33 1/3% of the value of their total assets from banks, and up to 5% of the value of their total assets from any lender for temporary or emergency purposes. Under the Fund's current policy, it may borrow up to 5% of total assets, taken at lower of cost or market, for extraordinary or emergency purposes, and may not pledge any assets as security for such borrowing. It is proposed that the restriction be modified to permit the Fund to grant a lender a security interest in its assets, since mutual fund borrowings are often undertaken on those terms. It is also proposed that the maximum borrowing level be calculated using current market values. This will facilitate the mechanics of borrowing in an emergency situation. The Fund would continue to have authority to borrow only temporarily for extraordinary or emergency purposes.

    CURRENT TEXT

    [The Fund may not...] borrow more than 5% of the gross assets of the fund taken at cost or at value, whichever is lower, and to borrow only from banks and as a temporary measure for extraordinary or emergency purposes. The fund shall not mortgage, pledge, hypothecate, or in any other manner transfer as security for any indebtedness, any of its assets.

    PROPOSED TEXT

    [The Fund may not...] borrow money, except temporarily for extraordinary or emergency purposes, in an amount not exceeding 5% of the value of the fund's total assets at the time of such borrowing.

RESTRICTIONS PROPOSED TO BE ELIMINATED

    None of the following investment restrictions are required by the 1940 Act. Many were originally adopted in response to state law restrictions or interpretations which no longer apply. Therefore, in order to increase the ability of Fund management to manage the Fund's assets effectively and efficiently in response to market and regulatory change, it is proposed that the following investment restrictions, which are currently listed as fundamental, be eliminated.

3B. JOINT TRADING ACCOUNT

    This restriction is derived from a provision of the 1940 Act that generally prohibits the Fund from participating on a joint or a joint and several basis in any trading account in securities. However, the 1940 Act does not require that this limitation be stated as a fundamental restriction. Elimination of this restriction would permit the Fund to participate in such accounts (or engage in similar activities) to the extent permitted by the federal securities laws or exemptions issued by the Securities and Exchange Commission (the "SEC").

    CURRENT TEXT

    [The Fund may not...] participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.)

3C. SECURITIES TRANSACTIONS WITH AFFILIATES

    This restriction is similar to a provision of the 1940 Act that generally prohibits the Fund from engaging in securities transactions with affiliates acting as principal. It is not required to be stated as a fundamental restriction. Elimination of this restriction would permit the Fund to engage in such transactions to the extent permitted by the federal securities laws or exemptions issued by the SEC.

    CURRENT TEXT

    [The Fund may not...] purchase from or sell securities to the Investment Adviser or the Principal Underwriter or their officers or directors, the fund's officers or directors, and any companies of which they are affiliates, except in connection with (i) an exercise of rights concerning securities owned by the fund, (ii) the reorganization, recapitalization, consolidation or merger of a company whose securities are owned by the fund,
    (iii) a transaction in fund shares, or (iv) a permitted transaction with other investment companies advised by the Investment Adviser.

3D. AFFILIATED OWNERSHIP

    The purposes intended to be served by this restriction are covered by the Fund's Code of Ethics and by separate provisions of the 1940 Act.

    CURRENT TEXT

    [The Fund may not...] purchase or retain the securities issued by a corporation any of whose officers, directors or shareholders is an officer or director of the fund or the Investment Adviser if, after such purchase, one or more of such officers and directors owning beneficially more than 1/2 of 1% of the securities of such corporation together own beneficially more than 5% of such securities.

RESTRICTION PROPOSED TO BE REVISED AND RECLASSIFIED AS
  NON-FUNDAMENTAL

    The following investment restriction is not required by current law to be "fundamental" (I.E, subject to amendment only with shareholder approval). Changing it from fundamental to non-fundamental will provide the Board with the ability to revise the restriction in the future should conditions warrant and will enable the Fund to avoid the additional expense of a shareholder solicitation in connection with future revisions.

3E.  PURCHASING SECURITIES OF OTHER INVESTMENT COMPANIES

    This restriction deals with certain anti-pyramiding concerns addressed by the 1940 Act. The proposed revision would allow the Fund to invest to a limited degree in entities falling within the technical definition of an investment company. On occasion, certain issuers in various lines of business, primarily financial, fall within this definition but otherwise represent attractive investment opportunities, consistent with the Fund's investment objective. If the Fund invests in other managed investment companies, it may pay investment advisory fees in addition to the fee paid to the Investment Adviser. Current industry practice is to rely on the 1940 Act for investor protection.

    CURRENT TEXT

    [The Fund may not...] knowingly invest in securities of other managed investment companies, or, in any event, invest in securities of managed registered investment companies, except in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the fund's shareholders.

    PROPOSED TEXT

    [The Fund may not...] invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THESE PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS.

4. RATIFICATION OF THE SELECTION BY THE BOARD OF DIRECTORS OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANT

    Shareholders are requested to ratify the selection by the Board of Directors (including a majority of the directors who are not "interested persons" of the Fund as that term is defined in the 1940 Act) of Deloitte & Touche LLP as independent accountant for the Fund for the fiscal year 1999. In addition to the normal audit services, Deloitte & Touche LLP provides services in connection with the preparation and review of federal and state tax returns for the Fund. Deloitte & Touche LLP has served as the Fund's independent accountant since 1991 and has advised the Fund that it has no material direct or indirect financial interest in the Fund or its affiliates. The Fund's Audit Committee recommended that Deloitte & Touche LLP be selected as the Fund's independent accountant for the current fiscal year. The employment of the accountant is conditioned upon the right of the Fund to terminate such employment at any time without any penalty. No representative of Deloitte & Touche LLP is expected to attend the Meeting of Shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ITS SELECTION OF DELOITTE & TOUCHE LLP.

                                 OTHER MATTERS

    Neither the persons named in the enclosed Proxy nor the Board of Directors are aware of any matters that will be presented for action at the meeting other than the matters described above. If any other matters properly requiring a vote of shareholders arise, the proxies will confer upon the person or persons entitled to vote the Shares they represent a discretionary authority to vote the Shares in respect to any such other matters in accordance with their best judgment in the interest of the Fund and its shareholders.

                             SHAREHOLDER PROPOSALS

    Any shareholder proposals for inclusion in proxy solicitation material for a shareholders meeting should be submitted to the Secretary of the Fund at the Fund's principal executive offices, One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105. Any such proposals must comply with the requirements of federal and state laws and regulations including rule 14a-8 under the Securities Exchange Act of 1934.

    Under the laws of Maryland, where the Fund is incorporated, and the Fund's Articles of Incorporation and By-Laws, the Fund is not required to hold regular meetings of shareholders. Under the 1940 Act, a vote of shareholders is required from time to time for particular matters but not necessarily on an annual basis. As a result, the Fund does not expect to hold shareholders meetings on a regular basis, and any shareholder proposal received may not be considered until such a meeting is held.

                              GENERAL INFORMATION

    Capital Research and Management Company is the investment adviser to the Fund and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821. American Funds Distributors, Inc. is the principal underwriter of the Fund's shares and is located at the Los Angeles and Brea addresses above and also at 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

    The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Fund. The Fund will pay the cost of soliciting proxies, consisting of printing, handling and mailing of the Proxies and related materials. In addition to solicitation by mail, certain officers and directors of the Fund, who will receive no extra compensation for their services, may solicit by telephone, telegram or personally. WE URGE ALL SHAREHOLDERS TO MARK, DATE, SIGN, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET BY FOLLOWING INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT.

    YOU MAY OBTAIN A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT, WITHOUT CHARGE, BY WRITING TO THE SECRETARY OF THE FUND AT ONE MARKET, STEUART TOWER, SUITE 1800, SAN FRANCISCO, CA 94105 OR BY TELEPHONING 800/421-0180. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                        By Order of the Board of Directors

                                           PATRICK F. QUAN
                                              SECRETARY

October 6, 1999

                                                                       EXHIBIT A

                          AMERICAN BALANCED FUND, INC.
                             ---------------------

          PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION OF THE FUND
                             REDUCING THE PAR VALUE
                           --------------------------

The following text shows the provision of the Articles of Incorporation of the Fund that is to be amended; the text that is lined through shows deletions and the text that is underlined indicates additions.

                                      VI.

                              <*>CAPITAL STOCK</*>

    (a) The total number of shares of capital stock which the Corporation shall have the authority to issue is Five Hundred Million (500,000,000) shares <#>of the par value of $1.00 per share and of the</#> <*>(par value $0.001 per share), amounting in</*> aggregate par value <#>of</#> <*>to</*> Five Hundred
<#>Million</#> <*>Thousand</*> Dollars ($500,000<#>,000</#>). The Board of
Directors of the Corporation is hereby empowered to increase or decrease, from time to time, the total number of shares of capital stock or the number of shares of capital stock of any class or series that the Corporation shall have authority to issue without any action by the shareholders.
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

          THIS NOTICE OF MEETING OF SHAREHOLDERS AND PROXY
          STATEMENT HAS BEEN PRINTED ON RECYCLED
[LOGO]    PAPER THAT MEETS THE GUIDELINES OF THE
          UNITED STATES ENVIRONMENTAL PROTECTION AGENCY.

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
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
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
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

PROXY CARD                AMERICAN BALANCED FUND, INC.        PROXY CARD

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND
FOR THE MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 1, 1999

The undersigned hereby appoints Robert G. O'Donnell, Patrick F. Quan and Walter
P. Stern, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Meeting of Shareholders to be held at the offices of the Fund, One Market, Steuart Tower (Suite 1800), San Francisco, California, on Wednesday, December 1, 1999, at 1:00 P.M., on all matters coming before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER YOU DIRECTED. IF NO DIRECTION IS GIVEN, WITH RESPECT TO ANY PARTICULAR ITEM, THIS PROXY WILL BE VOTED FOR THE NOMINEES IN ITEM 1 AND FOR ITEMS 2, 3 AND 4.

CONTROL NUMBER:

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. JOINT OWNERS SHOULD EACH SIGN INDIVIDUALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. FIDUCIARIES SHOULD GIVE FULL TITLES.

Signature


Signature of joint owner, if any


Date

[11-AMBAL]


                          AMERICAN BALANCED FUND, INC.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: []

1.      Election of Directors:                                              FOR ALL         WITHHOLD         FOR ALL
                                                                                            ALL              EXCEPT

        01 Robert A. Fox      05 Robert G. O'Donnell   08 Henry E. Riggs   []                 []               []

        02 Roberta L. Hazard   06 James K. Peterson   09 Walter P. Stern

        03 Leonade D. Jones   07 James W. Ratzlaff   10 Patricia K. Woolf

        04 John G. McDonald


 To withhold your vote for any individual nominee, mark the "For All Except"
box
 and write the nominee's number on the line provided below.
 _____________________________________________________________________

                                                                               FOR      AGAINST       ABSTAIN

2.        Approval of an amendment to the Articles of                          []       []            []
          Incorporation reducing the par value per share:

3. Approval of the proposed changes to the Fund's investment restrictions.

          3A.       Amend restriction regarding borrowing                      []       []            []

          3B.       Eliminate restriction on joint trading account             []       []            []

          3C.       Eliminate restriction on securities transactions           []       []            []
                    with affiliates

          3D.       Eliminate restriction on affiliated ownership              []       []            []

          3E.       Amend and reclassify as non-fundamental                    []       []            []
                    restriction regarding purchasing securities of
                    other investment companies

4.        Ratification of selection of Deloitte & Touche LLP as                []       []            []
          independent accountant:



In their discretion, upon other matters as may properly come before the meeting.

                           IMPORTANT

SHAREHOLDERS CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF
SENDING FOLLOW-UP LETTERS BY PROMPTLY RETURNING THIS PROXY.